SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                 000-50323                 32-0061893
----------------------------       -------------         ---------------------
(State or other jurisdiction       (File Number)           (I.R.S. Employer
       of incorporation)                                 identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

                                   Page 1 of 8 Pages

Item 1.01.        Entry into a Material Definitive Agreement.
                  ------------------------------------------

                  Registrant's Board of Directors adopted a Director Emeritus Program effective June 30, 2006 that may in the future result in an agreement for compensation with an eligible retiring director, subject to the discretion of the Board of Directors under the Program. The Director Emeritus Program was established for the purpose of inducing retiring members of the Board of Directors to provide continued consultation services to the Registrant and its subsidiaries as requested by the Board of Directors of the Registrant for a period ranging from one year to a maximum of three years following retirement. The foregoing is qualified by reference to the Director Emeritus Program attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01.        Other Events.
                  ------------

                  Effective as of June 30, 2006, Registrant's Board of Directors established the attainment of age 75 as a target retirement age for Registrant's directors, subject to extension in the discretion of the Board of Directors.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                           --------------------

                           None.


                  b.       Pro Forma Financial Information
                           -------------------------------
                           None.


                  c.       Exhibits
                           --------
                           (99.1) Director Emeritus Program.

                                Page 2 of 8 Pages

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


June 30, 2006

Service 1st Bancorp


By:  /s/ ROBERT E. BLOCH
     -----------------------------
     Chief Financial Officer


                                Page 3 of 8 Pages

                                  EXHIBIT INDEX

                                                                     Sequential
Exhibit Number                   Description                         Page Number
--------------                   -----------                         -----------

     99.1                   Director Emeritus Program                   5-8






                                Page 4 of 8 Pages